SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                     ------

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):    October 26, 2004



                                  Coach, Inc.
             (Exact name of registrant as specified in its charter)


   Maryland                       1-16153                    52-2242751
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  (State of              (Commission File Number)           (IRS Employer
Incorporation)                                            Identification No.)


                    516 West 34th Street, New York, NY 10001
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               (Address of principal executive offices) (Zip Code)



                                 (212) 594-1850
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              (Registrant's telephone number, including area code)

Item 2.02: Results of Operations and Financial Condition.

         On October 26, 2004, Coach, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced its financial results for its fiscal quarter ended October 2, 2004. All information in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.



Item 9.01:  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished herewith:

99.1              Text of Press Release, dated October 26, 2004

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 26, 2004

                                     COACH, INC.


                                     By: /s/ Carole P. Sadler
                                     --------------------------------------
                                     Carole P. Sadler
                                     Senior Vice President, General Counsel
                                     and Secretary

                                  EXHIBIT INDEX

99.1              Text of Press Release, dated October 26, 2004